Exhibit 99.1

Conn’s, Inc. Announces Leadership Change

Chandra Holt has Stepped Down as President and Chief Executive Officer

Norman Miller, Conn’s Former President and Chief Executive Officer, Appointed as Interim President and Chief Executive Officer

Conn’s Provides Business Update

THE WOODLANDS, Texas October 18, 2022 — Conn’s, Inc. (NASDAQ: CONN) (“Conn’s” or the “Company”), announced today that President and Chief Executive Officer Chandra Holt has stepped down from her position and from the Company’s Board effective immediately.

“It has been an honor to lead Conn’s and our employees since August 2021, through several challenges in the retail sector, and the broader economy. I am proud of the work this dedicated team of over 3,500 strong employees continues to deliver towards growing and serving Conn’s customers with excellence and thank them for their support during my tenure,” said Ms. Holt.

“On behalf of the Board, I want to thank Chandra for her leadership and her contributions to the Company,” said Bob Martin, Conn’s lead independent director on behalf of the Board of Directors.

Effective immediately, Norman L. Miller will serve as Interim President and Chief Executive Officer. Mr. Miller was the Company’s former President and Chief Executive Officer from September 2015 to August 2021 and Executive Chairman from August 2021 until April 2022, and has been a member of the Board of Directors since September 2015. Mr. Miller is a retail and consumer finance industry veteran and executive with over 30 years of experience at corporations including Sears, DFC Global Corp, Aramark, Nestle and Kraft. Mr. Miller will continue to serve as a member of the Board of Directors.

“The Board is pleased to welcome Norm back as Interim President and Chief Executive Officer. Norm’s deep familiarity with Conn’s business model and past successes ensures a seamless transition. During his previous tenure, Norm stabilized the Company’s retail and credit operations, grew its store footprint, and guided the Company profitably through several unprecedented challenges including the global pandemic in 2020 and 2021. Norm produced several record setting years of profitable growth, while serving as President and Chief Executive Officer,” said Mr. Martin.

Mr. Miller stated, “I am excited to return to Conn’s and help the Company reestablish its core customer value proposition. Our differentiated credit offerings power a compelling model that we believe is needed now more than ever as consumers across the country are impacted by record inflation and growing economic uncertainty. On behalf of Conn’s Board of Directors and leadership team, we are focused on turning around our financial and operating performance to create lasting value for our customers, communities, team members, and shareholders.”

“Under Mr. Miller’s previous tenure as President and Chief Executive Officer, the Company’s operating margins increased from 7% to 12% helping drive a 40% increase in the Company’s book value. Additionally, annual credit segment income before taxes improved from negative $100 million to a positive $65 million, and eCommerce sales increased from less than 1% of total retail sales to over 5% of retail sales during his previous tenure. On behalf of the Board, we look forward to supporting Norm and Conn’s leadership team, as we work together to execute on the Company’s growth initiatives,” concluded Mr. Martin.

Update on Fiscal Year 2023 Third Quarter Performance

Conn’s remains challenged by macroeconomic headwinds, which is impacting consumer spending and disproportionately affecting year-over-year sales to the Company’s financial access customer segment and sales of discretionary product categories. As a result, the Company currently expects total revenue for the fiscal year 2023 third quarter to be down 21% to 23%. In addition, Conn’s expects operating margin for the fiscal year 2023 third quarter to be negative mid-single digits.

The Company is focusing on improving margins and reducing or eliminating unnecessary costs. Conn’s will provide complete third quarter results in early December. Final third quarter results may differ from the descriptions above once the quarter is fully closed.

Outlook

As part of the leadership change, and continued macroeconomic and retail uncertainty, Conn’s has withdrawn its previous fiscal year 2023 financial guidance. Management expects to update investors further when the Company reports third quarter results in early December.

About Conn’s, Inc.

Conn’s HomePlus (NASDAQ: CONN) is a specialty retailer of home goods, including furniture, appliances and consumer electronics, with a mission to elevate home life to home love. With over 160 stores across 15 states and online at Conns.com, our over 3,500 employees strive to help all customers create a home they love through access to high-quality products, next-day delivery and personalized payment options, including our flexible, in-house credit program. Additional information can be found by visiting our investor relations website at https://ir.conns.com and social channels (@connshomeplus on Twitter, Instagram, Facebook and LinkedIn).

This press release contains forward-looking statements within the meaning of the federal securities laws, including but not limited to, the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such forward-looking statements include information concerning our future financial performance, business strategy, plans, goals and objectives. Statements containing the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “predict,” “will,” “potential,” or the negative of such terms or other similar expressions are generally forward-looking in nature and not historical facts. Such forward-looking statements are based on our current expectations. We can give no assurance that such statements will prove to be correct, and actual results may differ materially. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by our forward-looking statements, including, but not limited to: general economic conditions impacting our customers or potential customers; our ability to execute periodic securitizations of future originated customer loans on favorable terms; our ability to continue existing customer financing programs or to offer new customer financing programs; changes in the delinquency status of our credit portfolio; unfavorable developments in ongoing litigation; increased regulatory oversight; higher than anticipated net charge-offs in the credit portfolio; the success of our planned opening of new stores; expansion of our e-commerce business; technological and market developments and sales trends for our major product offerings; our ability to manage effectively the selection of our major product offerings; our ability to protect against cyber-attacks or data security breaches and to protect the integrity and security of individually identifiable data of our customers and employees; our ability to fund our operations, capital expenditures, debt repayment and expansion from cash flows from operations, borrowings from our Revolving Credit Facility, and proceeds from accessing debt or equity markets; the effects of epidemics or pandemics, including the COVID-19 pandemic; and other risks detailed in Part I, Item 1A, Risk Factors, in our Annual Report on Form 10-K for the fiscal year ended January 31, 2022 and other reports filed with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should our underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise, or to provide periodic updates or guidance. All forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements.

CONN-G

S.M. Berger & Company

Andrew Berger (216) 464-6400